EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

In connection with the accompanying Annual Report on Form 10-KSB of BrainStorm Cell Therapeutics Inc. for the fiscal year ended March 31, 2006, the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) such Annual Report on Form 10-KSB for the fiscal year ended March 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Annual Report on Form 10-KSB for the fiscal year ended March 31, 2006 fairly presents, in all material respects, the financial condition and results of operations.


June 29, 2006                            /s/ Yoram Drucker
                                        ----------------------------------------
                                        Name: Yoram Drucker
                                        Title: Chief Operating Officer
                                               (Principal Executive Officer)